UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Consent Solicitation Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ENDRA LIFE SCIENCES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒
No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
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(2)
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(3)
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(4)
Proposed maximum aggregate value of transaction:

(5)
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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Preliminary Copy - Subject to Completion

3600 Green Court, Suite 350
Ann Arbor, Michigan 48105

July     , 2020

NOTICE OF CONSENT SOLICITATION

Dear Stockholder:

The Board of Directors of ENDRA Life Sciences Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), is providing you the accompanying consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) in order to obtain from the Company’s stockholders written consents approving the potential issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of certain outstanding warrants in the event of a reduction in the exercise price of such warrants, in compliance with Nasdaq Stock Market Rule 5635(d). Such approval by the stockholders is herein referred to as the “Action.” The Action is described in more detail in the accompanying Consent Solicitation Statement.

We have established the close of business on July 8, 2020 as the record date for determining stockholders entitled to submit written consents. For the Action to be approved, a majority of the votes submitted by written consent that are "FOR" approval of the Action must exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex A to the Consent Solicitation Statement. To be counted, your properly completed and executed Action by Written Consent form must be received by the Company on or before 5:00 p.m. Eastern Time on            , 2020 (the “Expiration Date”), subject to early termination or extension of the Expiration Date at the Company’s discretion.

The Consent Solicitation Statement is being sent on or about July      , 2020 to stockholders of record of the Company’s capital stock as of July 8, 2020. The date of the accompanying Consent Solicitation Statement is July     , 2020.

Very truly yours,

/s/ David Wells
David Wells
Chief Financial Officer and Secretary

ENDRA Life Sciences Inc.
3600 Green Court, Suite 350
Ann Arbor, Michigan 48105

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents (the “Consent Solicitation”) of the stockholders of ENDRA Life Sciences Inc. (the “Company,” “we,” “our,” or “us”) approving the potential issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of (i) warrants exercisable for an aggregate of 283,337 shares of Common Stock at an original exercise price of $2.52 per share, issued on June 28, 2018 (the “June 2018 Warrants”), (ii) warrants exercisable for an aggregate of 1,910,540 shares of Common Stock at an original exercise price of $1.49 per share, issued on July 26, 2019 (the “July 2019 Warrants”), (iii) warrants exercisable for an aggregate of 8,517,831 shares of Common Stock at an  original exercise price of $0.87 per share, issued on December 11, 2019 (the “Series A Warrants”), and (iv) warrants exercisable for an aggregate of 440,527 shares of Common Stock at an original exercise price of $0.99 per share, issued on December 23, 2019 (the “Series B Warrants” and collectively with the June 2018 Warrants, the July 2019 Warrants and the Series A Warrants, the “Warrants”), at reduced exercise prices, in compliance with Nasdaq Stock Market Rule 5635(d). Such approval by the stockholders is herein referred to as the “Action.” As described below, certain holders of such Warrants have indicated that they would be willing to exercise their Warrants at reduced exercise prices and the Company is seeking stockholder approval to enable the Company to agree to the exercise of the Warrants at reduced exercise prices, provided in no event will the reduced exercise price for any such exercise be less than $0.70 per share.

Our Board of Directors (the “Board”) unanimously approved and authorized the Action on July 8, 2020 and recommends that stockholders consent to the Action.

The Company has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders in order to expedite the approval process and to eliminate the costs and management time involved in holding a special meeting. Approval of the Action will facilitate the exercise of the Warrants, resulting in proceeds to the Company, which the Company may use for working capital and general corporate purposes.

Voting materials, which include this Consent Solicitation Statement and an Action by Written Consent form (attached hereto as Annex A), are being mailed to stockholders of record on or about July  , 2020. Our Board set the close of business on July 8, 2020 as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Final results of this Consent Solicitation are expected to be published in a Current Report on Form 8-K by the Company and posted on its website in satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (“DGCL”).

Important notice regarding the availability of voting materials for the Action:

This Consent Solicitation Statement and the Action by Written Consent form are also available on the Internet at the following address: https://www.[_______]/.

Stockholders who wish to consent must deliver their properly completed and executed Action by Written Consent form to the Company by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on                   , 2020 (the “Expiration Date”). The Company reserves the right (but is not obligated), in its sole discretion and subject to applicable law, at any time prior to the Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of voting power of the Company’s outstanding shares of stock has been received; or (ii) amend the terms of the Consent Solicitation (including to extend the Expiration Date). The Company reserves the right (but is not obligated) to accept any written consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Action.

The entire cost of furnishing this Consent Solicitation Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Our executive offices are located at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105 and our telephone number is (734) 335-0468.

VOTES REQUIRED; MANNER OF APPROVAL

For the Action to be approved, a majority of the votes submitted by written consent that are "FOR" approval of the Action must exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action. Shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) and shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock” and, together with Series A Preferred Stock, “Preferred Stock”) entitled to vote on the Action vote together with Common Stock. Each share of Common Stock is entitled to one vote. Each share of Series A Preferred Stock is entitled to approximately 1,190 votes. Each share of Series B Preferred Stock is entitled to approximately 1,045 votes. As of the Record Date, there were outstanding 16,371,169 shares of Common Stock entitled to 16,371,169 votes, 896.292 shares of Series A Preferred Stock entitled to approximately 1,066,587 votes, and 112.895 shares of Series B Preferred Stock entitled to approximately 117,862 votes.

If your shares are held in a brokerage account in your broker’s name (“street name”), you have the right to direct your broker or nominee to consent or withhold consent with regard to the Action. You should follow the instructions provided by your broker or nominee. You may complete and mail an instruction card to your broker or nominee or, if your broker allows, submit voting instructions to your broker by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your broker or nominee will vote your shares as you have directed. If you do not provide voting instructions to your broker or nominee, your broker or nominee may not use its discretion to consent or withhold consent with regard to the Action.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company an executed Action by Written Consent form, which is attached as Annex A to this Consent Solicitation Statement, by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on the Expiration Date. If you sign and send in an Action by Written Consent form but do not indicate how you want to vote as to the Action, your consent form will be treated as a consent “FOR” the Action.

CONSENT IS IRREVOCABLE

Executed written consents delivered to the Company before the effective date of the Action shall not be revocable; however, written consents delivered to the Company prior to the date the definitive Consent Solicitation Statement is sent to our stockholders will be disregarded.

PROPOSED ACTION:

APPROVAL OF THE ISSUANCE OF GREATER THAN 19.99% OF OUTSTANDING SHARES OF COMMON STOCK UPON THE EXERCISE OF OUTSTANDING WARRANTS FOR A REDUCED EXERCISED PRICE

Upon recommendation of the Board, stockholders of the Company are being asked to execute written consents approving the potential issuance of an aggregate number of shares of Common Stock upon the exercise of certain Warrants greater than 19.99% of the number of shares of Common Stock outstanding prior to any such issuance in compliance with Nasdaq Stock Market Rule 5635(d) (“Rule 5635(d)”).

Background and Reasons for Seeking Stockholder Approval

Certain holders of the Company’s Warrants have indicated that they are willing to exercise their respective Warrants at reduced exercise prices and the Board has approved the Company’s partially waiving the exercise prices of the Warrants to provide for such reduced exercised prices. The reduced per-share exercise prices resulting from such partial waivers will be agreed upon between the Company and each Warrant holder and therefore may vary, but in no event will be less than $0.70. By partially waiving the exercise prices of certain Warrants (the “Reduced Exercise Price Warrants”), the effective exercise price per share of Common Stock may be less than the then-current market value of the shares of Common Stock for which such Reduced Exercise Price Warrants are exercisable. Rule 5635(d) requires stockholder approval prior to the issuance of common stock which equals 20% or more of a company's common stock outstanding before the issuance, where such issuance is at a price lower than the “Minimum Price,” as defined in Rule 5635(d). The Company is therefore seeking stockholder approval to issue an aggregate number of shares of Common Stock upon the exercise of Reduced Exercise Price Warrants that is greater than 19.99% of the number of shares of Common Stock outstanding prior to the exercise of any Reduced Exercise Price Warrant (the “Maximum Issuance Amount”).

Warrants that may be Reduced Exercise Price Warrants include (i) the June 2018 Warrants, which were intially exercisable for an aggregate of 283,337 shares of Common Stock at an original exercise price of $2.52 per share, (ii) the July 2019 Warrants, which were initially exercisable for an aggregate of 1,910,540 shares of Common Stock at an original exercise price of $1.49 per share, (iii) the Series A Warrants, which are exercisable for an aggregate of 8,517,831 shares of Common Stock at an original exercise price of $0.87 per share, and (iv) the Series B Warrants, which were initially exercisable for an aggregate of 440,527 shares of Common Stock at an original exercise price of $0.99 per share. Certain of the Company’s directors and officers own Warrants; however, none of such Warrants will be included in those exercised at reduced exercise prices.

The Company would greatly benefit from the receipt of proceeds from the exercise of the Reduced Exercise Price Warrants in excess of the Maximum Issuance Amount, which would not likely be exercised without such a reduced exercise price. These proceeds would enable the Company to proceed with the commercialization of its Thermo-Acoustic Enhanced UltraSound (“TAEUS”) technology, although it will need to raise additional capital in order to finance the full commercialization of the first TAEUS application, as described further in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Consequences if Stockholder Approval is Not Obtained

If the Action is not approved, the Company may not issue any shares upon the exercise of Reduced Exercise Price Warrants that exceed, in the aggregate, the Maximum Issuance Amount. If the Maximum Issuance Amount of shares of Common Stock is issued upon the exercise of Reduced Exercise Price Warrants and the Action is not approved, holders of unexercised Warrants may still exercise their Warrants pursuant to their terms at the exercise price set forth in such Warrants.

As of July 22, 2020, the Company had partially waived the exercise prices of Reduced Exercise Price Warrants exercisble for an aggregate of approximately 3.1 million shares of Common Stock for gross proceeds of approximately $2.2 million. Since the Maximum Issuance Amount is approximately 3.3 million shares of Common Stock, the Company will not be able to issue a significant additional number of shares of Common Stock upon the exercise of Reduced Exercise Price Warrants unless and until the Action is approved.

Voting Exclusion Statement

Pursuant to Nasdaq Stock Market Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Shares Caps to Comply with Rule 5635,” shares of Common Stock issued upon the exercise of Reduced Exercise Price Warrants prior to the Maximum Issuance Amount having been reached are not entitled to vote to approve the Action; however, no such shares were outstanding as of the Record Date.

Effective Date of the Action; Required Consent

The Action will become effective on the earlier of: (i) the Expiration Date, provided that, at such time, a majority of the votes submitted by written consent that are "FOR" approval of the Action exceed the number of votes submitted by written consents that withhold consent to the Action and that abstain from voting on the Action, and (ii) such time as the Company has received written consents signed by the holders of a majority of the voting power of outstanding stock entitled to vote thereon as of the Record Date.

Board Recommendation

The Board recommends that stockholders consent to the issuance of greater than 19.99% of outstanding shares of Common Stock upon the exercise of certain outstanding warrants for a reduced exercise price by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex A to this Consent Solicitation Statement.

NO DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company's stockholders as of the Record Date under the DGCL, the Certificate of Incorporation or the amended and restated bylaws of the Company in connection with the Action.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Consent Solicitation Statement, no officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his or her role as a stockholder, officer or director. Certain of the Company’s directors and officers own Warrants; however, none of such Warrants will be included in those exercised at reduced exercise prices.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our voting stock as of the Record Date by:

●       each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

●       each “named executive officer” of the Company, as that term is defined in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2020;

●       each of our directors; and

●       all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o ENDRA Life Sciences Inc. at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or warrant) within 60 days after the Record Date are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentages of stock outstanding as of the Record Date is based upon 16,371,169 shares of Common Stock, 896.292 shares of Series A Preferred Stock and 112.895 shares of Series B Preferred Stock outstanding on that date.

Beneficial Ownership of Common Stock

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Francois Michelon	390,162(1)	2.3%
Michael Thornton	539,568(2)	3.2%
David Wells	148,617(3)	*
Louis Basenese	71,344(4)	*
Anthony DiGiandomenico	442,011(5)	2.7%
Dr. Sanjiv Sam Gambhir	54,110(6)	*
Michael Harsh	86,827(7)	*
Alexander Tokman	54,110(8)	*
All directors and executive officers as a group (9 persons)	1,715,404	9.9%

5% Stockholders
Catalytic Opportunity LLC (9)	1,798,830(10)	10.0%
David Dodd (11)	1,302,235(12)	7.7%
__________
*	Less than one percent.

(1)
Consists of 82,184 shares of common stock, 303,346 shares of common stock issuable upon the exercise of options that are presently exercisable, and 4,632 shares of common stock issuable upon the exercise of restricted warrants.

(2)
Consists of 230,050 shares of common stock, 271,865 shares of common stock issuable upon the exercise of options that are presently exercisable, and 37,652 shares of common stock issuable upon the exercise of restricted warrants.

(3)
Consists of 87,086 shares of common stock, 54,000 shares of common stock issuable upon the exercise of options that are presently exercisable, and 7,531 shares of common stock issuable upon the exercise of restricted warrants.

(4)	Consists of shares of common stock.

(5)
Consists of 353,441 shares of common stock, 39,824 shares of common stock issuable upon the exercise of options that are presently exercisable and 48,746 shares of common stock issuable upon the exercise of restricted warrants.

(6)	Consists of 14,286 shares of common stock and 39,824 shares of common stock issuable upon the exercise of options that are presently exercisable.

(7)
Consists of 48,746 shares of common stock, 40,099 shares of common stock issuable upon the exercise of options that are presently exercisable, and 6,056 shares of common stock issuable upon the exercise of restricted warrants.

(8)	Consists of 14,286 shares of common stock and 39,824 shares of common stock issuable upon the exercise of options that are presently exercisable.

(9)
Row includes securities held by Catalytic Opportunity LLC Series A (“Catalytic A”) and Catalytic Opportunity LLC Series A-1 (“Catalytic A-1” and, together with Catalytic A, “Catalytic”). Joseph Giamichael is the sole member of each of Catalytic A and Catalytic A-1 and has voting and investment power with respect to the securities owned by each such entity. Mr. Giamichael disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. The business address of Catalytic A and Catalytic A-1 is 203 Burkdale Court, New Hope, PA 18938.

(10)
Consists of shares of common stock, shares of common stock issuable upon the conversion of Series A Preferred Stock and upon the exercise of warrants. 652,296 shares of common stock, 327.889 shares of Series A Preferred Stock and warrants exercisable for 804,020 shares of common stock are held by Catalytic A and 858,340 shares of common stock, 371.608 shares of Series A Preferred Stock and warrants exercisable for 1,510,636 shares of common stock are held by Catalytic A-1. As a result of the application of a beneficial ownership cap in the Series A Preferred Stock and the warrants issued to Catalytic in our December 2019 private placement, the table above does not include an aggregate of 2,804,892 shares of common stock issuable upon the conversion of Series A Preferred Stock and the exercise of warrants. Catalytic is not permitted to convert the shares of Series A Preferred Stock or exercise the warrants to the extent that such conversion or exercise would result in Catalytic and its affiliates beneficially owning more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such conversion or exercise, as applicable.

(11)	Mr. Dodd’s address is P.O. Box 611, Chelsea, AL 35043.

(12)
Consists of 868,200 shares of common stock, 117,862 shares of common stock issuable upon the conversion of Series B Preferred Stock and 316,437 shares of common stock issuable upon the exercise of warrants.

Beneficial Ownership of Series A Preferred Stock

Name of Beneficial Owner	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned
Directors and Executive Officers
Francois Michelon	-	*
Michael Thornton	-	*
David Wells	-	*
Louis Basenese	-	*
Dr. Sanjiv Sam Gambhir	-	*
Michael Harsh	-	*
Alexander Tokman	-	*
Anthony DiGiandomenico	-	*
All directors and executive officers as a group (9 persons)	-	*

5% Stockholders
Catalytic Opportunity LLC (1)	699.499(2)	78.0%
__________
*	Less than one percent.

(1)	See footnote (8) to the common stock beneficial ownership table for the address and beneficial ownership information with respect to Catalytic Opportunity LLC.

(2)	Consists of 327.889 shares of Series A Preferred Stock held by Catalytic A and 371.608 shares of Series A Preferred Stock held by Catalytic A-1.

Beneficial Ownership of Series B Preferred Stock

Name of Beneficial Owner	Shares of Series B Preferred Stock Beneficially Owned	Percentage of Series B Preferred Stock Beneficially Owned
Directors and Executive Officers
Francois Michelon	-	*
Michael Thornton	-	*
David Wells	-	*
Louis Basenese	-	*
Dr. Sanjiv Sam Gambhir	-	*
Michael Harsh	-	*
Alexander Tokman	-	*
Anthony DiGiandomenico	-	*
All directors and executive officers as a group (9 persons)	-	*

5% Stockholders
David Dodd (1)	112.895	100.0%
__________
*	Less than one percent.

(1)	See footnote (11) to the common stock beneficial ownership table for the address and beneficial ownership information with respect to Mr. Dodd. Row includes shares held indirectly through an IRA.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can read our SEC filings, including the Consent Solicitation Statement, at the SEC’s website at www.sec.gov.

You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. You may obtain information regarding the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our website can be accessed at www.endrainc.com. The information contained on, or that may be obtained from, our website is not, and shall not be deemed to be, a part of this Consent Solicitation Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information from other documents that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Information Statement. Information in this Information Statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this Information Statement.

We incorporate by reference into this Information Statement the information or documents listed below that we have filed with the SEC:

●
our annual report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 26, 2020;

●
the information specifically incorporated by reference into our annual report on Form 10-K for the fiscal year ended December 31, 2019 from our definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2020;

●
our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2020 filed with the SEC on May 14, 2020;

●
our Current Reports on Form 8-K filed with the SEC on January 15, 2020, March 27, 2020, April 13, 2020, April 27, 2020, and June 18, 2020; and

●
the description of our Common Stock contained in our Registration Statement on Form 8-A (File No. 001-37969) filed with the SEC on December 16, 2016, including any amendment or reports filed for the purpose of updating such description.

We undertake to provide without charge to each person to whom a copy of this Consent Solicitation Statement has been delivered, upon written or oral request, by first class mail or other equally prompt means and within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this Consent Solicitation Statement, other than the exhibits to these documents (unless the exhibits are specifically incorporated by reference into the information that this Consent Solicitation Statement incorporates). You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number: 3600 Green Court, Suite 350, Ann Arbor, MI 48105, or (734) 335-0468.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND OTHER
INFORMATION CONTAINED IN THIS CONSENT SOLICITATION STATEMENT

Certain information set forth in this Consent Solicitation Statement and documents incorporated herein by reference may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” “strategy,” “future,” “likely” or other comparable terms and references to future periods. All statements other than statements of historical facts included in this Consent Solicitation Statement and documents incorporated herein by reference regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding the filing of the Certificate of Amendment and the potential uses of the increased number of authorized shares of Common Stock resulting from such action.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Any forward-looking statement made by us in this Consent Solicitation Statement or any document incorporated herein by reference is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required under applicable law. We anticipate that subsequent events and developments will cause our views to change. You should read this Consent Solicitation Statement completely and with the understanding that our actual future results may be materially different from what we expect. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.

FUTURE PROPOSALS OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2021 annual meeting of stockholders must be received by December 30, 2020. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105.

Requirements for Stockholder Proposals to Be Brought Before the 2021 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2021 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2021 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, not earlier than the close of business on February 16, 2021 and not later than the close of business on March 18, 2021. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2021 annual meeting of stockholders.

ANNEX A

IRREVOCABLE ACTION BY WRITTEN CONSENT
OF THE STOCKHOLDERS OF
ENDRA LIFE SCIENCES INC.

This written consent is solicited by the Board of Directors of ENDRA Life Sciences Inc. The undersigned hereby revokes any consent or consents heretofore given. This consent may not be revoked.

The undersigned, being a stockholder of ENDRA Life Sciences Inc., a Delaware corporation (the “Company”), as of July 8, 2020, acknowledges receipt of the Notice of Consent Solicitation dated July  , 2020 and Consent Solicitation Statement (collectively, the “Consent Solicitation Statement”) and hereby consents (by checking the FOR box) or withholds consent (by checking the AGAINST or ABSTAIN box) to the approval of the potential issuance of an aggregate number of shares of Common Stock upon the exercise of certain Warrants greater than 19.99% of the number of shares of Common Stock outstanding prior to any such issuance in compliance with Nasdaq Stock Market Rule 5635(d) as follows:

☐ CONSENT (“FOR”)	☐ CONSENT WITHHELD (“AGAINST”)	☐ ABSTAIN

By signing and returning this Action by Written Consent form, the undersigned stockholder will be deemed to have voted all shares of capital stock owned by the undersigned in the manner directed above with respect to the proposed issuance. If the undersigned stockholder signs and returns this consent but does not check a box, the undersigned will be deemed to have consented FOR approval of the proposal.

Please execute this written consent as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [Please sign within the box]	Date

Signature [Please sign within the box]	Date

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